UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 11, 2006

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     001-16133              06-1245881
 (State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)


            1100 Summer Street, Stamford, Connecticut         06905
            (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

     On July 11, 2006, Delcath Systems, Inc. (the "Company") issued a press release announcing that one of its stockholders agreed to withdraw its requests for a special meeting of the Company's stockolders and to dismiss without prejudice litigation against the Company commenced by such stockholder. The Company's press release dated July 11, 2006 is incorporated herein by reference and filed as an exhibit hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits:

         Exhibit                        Description

           99        Press Release dated July 11, 2006 of Delcath Systems, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DELCATH SYSTEMS, INC.



                                       By:               /s/ M. S. KOLY
                                           -----------------------------------
                                                M. S. Koly
                                                President and Chief Executive
                                                Officer


Date: July 11, 2006

                                 EXHIBIT INDEX

         Exhibit                       Description

           99        Press Release dated July 11, 2006 of Delcath Systems, Inc.